/handwritten text/
                                                                          cc: MG

                                                                         IBM

IBM Deutschland Informationssysteme GmbH


                                                 Division of Telecommunications
                                                 P. Dorweiler
                                                 Ext. 2287
                                                 July 30, 1996

Mr. D. Bruck-Neufeld
Deutsche Telekom
Director of PZM /abbreviation unknown/
57069 Singen

Re: Extension of Agreement concerning MIKS Version 3

Dear Mr. Bruck-Neufeld:

As previously discussed, the parties have agreed to extend the MIKS V3 Cooperation Agreement until September 30, 1996. If the work has not been completed as planned by that date, the agreement shall be extended automatically until completion of the work, at the most, however, by three (3) months.

Please sign below to indicate your consent and send this letter to IAT with the request that they proceed accordingly. Please return the copy bearing your signature to me.

All partners shall receive one copy of this document upon execution of same.

Sincerely,
/signature/                /signature/
Signed by:
IBM                        Deutsche Telekom                   IAT
P. Abt                     D. Bruck-Neufeld                   Dr. V. Vogt
/signature/

cc:  IAT, Dr. V. Vogt                   /fax number/
     IBM, Dr. H.-W. Moritz      /fax number/
/letterhead information/

                                                             /handwritten text/
                                                             TM /illegible/
                                                             cc: MG

Deutsche Telekom
Branch Office Singen

Deutsche Telekom AG, Branch Office Singen
57069 Singen

To:

Company           Name                      Place                      Fax Number
IAT               Mr. Leffering             28359 Bremen               /see original/
IAT               Mr. Muller                CH-5300 Turgi              /see original/
IBM               Mr. Dorweiler             55131 Mainz                /see original/
IBM               Mr. Sander                65115 Heidelberg           /see original/
IBM               Mr. Schonwalder           71003 Boblingen            /see original/

Your Reference:            /no entry/
Our File Number:           PZM-1 B 1399-1
Direct Dial:               0271/2 30 50 11
Date:                      06/26/96
Re:                        Project Progress Report

Dear Sirs:

Delays in the critical phase of the project became obvious during the last teleconference on 06/13/96. The primary reasons for these delays are related to the development of the base board by IBM (ISDN and inlay). In turn, this causes delays in the development of the ISDN drivers at IAT, since the latter must build on the base board.

These delays affect subsequent driver development:

ID       Procedure                          Start                      End              Duration
048      MIKS 3.0                           06/24/96                   07/26/96         25 days
066      Integration Rev. A                 06/24/96                   07/26/96         25 days
081      VK + H.320 Module                  06/24/96                   07/05/96         10 days
082      State Machine                      07/15/96                   07/19/96         5 days
083      IOM on ISDN                        07/01/96                   07/01/96         0 days
084      NMM + ISDN DLL AV                  07/01/96                   07/12/96         10 days
085      Integration + Text                 07/22/96                   07/26/96         5 days
086      Dtrs H320 MCD to IBM               07/26/96                   07/26/96         0 days
071      Integration MIKS                   07/29/96                   08/30/96         25 days
072      Base Board                         07/29/96                   08/30/96         25 days
073      Codec                              07/29/96                   08/30/96         25 days
074      EMV/CE Tests Rev. A                07/29/96                   08/30/96         25 days


Table 1: Delayed Procedures in the Critical Phase

The aforesaid procedures were integrated into the updated, enclosed project plan (see enclosure). Given that these tasks (see Table 1) fall into the project's critical phase, the final completion date will be delayed. In order to prevent further delays, we believe that it will be necessary for IBM's ISDN development team to work even more closely with IAT than has been the case so far.

IBM is at present unable to forecast with certainty when the development of the inlay will be completed. This is due to the absence of certain capabilities in Videologic's technology. These capabilities are insufficient or not documented at all. Only one developer at Videologic has any knowledge of these details. However, since this person is also involved in other projects, he is not available to IBM to a sufficient degree. IBM is therefore unable to state when the development of the inlay will be completed.

We shall send a mutually agreed-upon letter to Videologic with the urgent request that they support IBM in a more effective way than has been the case to date. In the final analysis, the problems concerned are related to features which, according to statements made by the representatives of Videologic's management at the time, were supposed to exist. We depend on the support of Videologic in the development of the inlay because, in our view, there is no technical alternative.

However, we shall continue the development work on a parallel track in spite of the absence of the second inlay. We hope that the problem will have been solved by the time the MIKS integration phase (071) begins. Any further delays with regard to the integration of the inlays will automatically delay the entire project. This would mean that the aforementioned deadline (08/30/96) would have to be postponed once again.

Finally, we would like to use this occasion to remind our partners that the information concerning the amount of funds used since the onset of the development work until now has still not been provided to us; in this connection please see the "Cooperation Agreement Regarding the Development of MIKS, Version 3," Article 2 (responsibility for costs). Given that until now we have not received any information in regards thereto, we must once again refer expressly to said stipulation and request that you submit the respective data. We shall process the data received and make them available to all project partners. We have previously pointed out in each project progress report that this information has not been provided to us. Should all cooperating partners no longer wish to make said information available, we request that you declare as much to us in a letter. In our view this would then necessitate amending the agreement to reflect this change.

The Cooperation Agreement concluded by all parties will have to be extended in light of the aforementioned delays. Under present stipulations, the agreement is to terminate on 06/30/96.

We propose therefore that all cooperating partners provide a declaration to PZM signed by the person who executed the agreement that they agree to an extension of the agreement until 12/31/96.

Sincerely,
/signature/
Manfred Scheiter

Enc.

Copy

Dr. Frank                               Dr. Vogt                               Generaldirektion Telekom
IBM Deutschland Produktion GmbH         IAT AG                                 GK 33
P.O. Box 266                            Aarestrabe 17                          P.O. Box 20 00
71044 Sindelfingen                      CH - 5300 Vogelsang-Turgi              53105 Bonn
                                                                                        6/26/96
                                                                                        /initials/

Enclosure                               Enclosure                              Enclosure

Dr. Golke                               Generaldirektion Telekom               Forschungs- und
IBM Deutschland                         TD 2                                   Entwicklungszentrum
Informationssysteme GmbH                P.O. Box 20 00                         EK 2
P.O. Box 25 40                          53105 Bonn                             P.O. Box 10 00 03
55015 Mainz                                      6/26/96                       64276 Darmstadt
                                                 /initials/

Enclosure                               Enclosure                              Enclosure

Dr. Ruckert                             Generaldirektion Telekom
IBM Deutschland                         TD 23
Informationssysteme GmbH                P.O. Box 20 00
P.O. Box 10 30 68                       53105 Bonn
69020 Heidelberg                        6/26/96
                                                 /initials/

Enclosure                               Enclosure

Deutsche Telekom
Siegen Office

Deutsche Telekom AG x Siegen Office x 57069 Siegen

IAT AG
Geschaftshaus Wasserschloss
Aarestrasse 17
CH-5300 Vogelsang-Turgi

Order
- Please mention in all correspondence -
1        Number:  448150063
2        Date:  December 12, 1995
3        Utilization number:  754108
4        Vendor number:  00300327

Dear Sir or Madam:

We hereby issue you an order for the services indicated below, at our terms as indicated on the reverse, and ask you to confirm this order immediately, using the enclosed form.

5        Our reference: EKOM 4, B 1399-5
6        Your offer/price list number/contract number/date:  fax dated 11/23/95
7        Telephone:  (02 71) 7 08-0 or 23050-15
8        Dirk Muller
9        Delivery date/performance date:  December 15, 1995
10       Quality testing by:  ---
11       Delivery address/location of service to be performed:
         Deutsche Telekom AG, Siegen Office, EKOM Special Development Center Koblenzer Strasse 29
         57072 Siegen
12       Guarantee:  ___ months
13       Type of price:  ---
14       Invoice to be sent to:
         Deutsche Telekom AG
         Office
         57069 Siegen
15 Pricing, if different from General Business Conditions 5.6.1.3.1 (explanation on reverse): ---
16       Sales tax ID number, Deutsche Telekom:  DE 123476223
17       Sales tax ID number, company:  ---
18       Consecutive number:  1
19 Designation of the service, information about technical contract conditions, supplemental contract conditions, specific information:
         Integration of the codec box ...
20       Amount and units:  1 piece
21       Price per unit, in DM:  30,000.00
22       Total amount, in DM:  30,000.00

Delivery of the hardware and software according to your offer dated 11/23/95 and the corresponding descriptions.

Presentation and proof of correct function of the delivery at the PZM in Siegen on 12/15/95. Proof of resources used by means of documentation of hours.

Sincerely,                                  Enclosure
                                            1 order confirmation

[signature]                                 [signature]
Dieter Bruck-Neufeld                        Dirk Muller

Transferred from page:  ---
Net end price:  30,000.00
15% sales tax:  4,500.00
Total:  34,500.00

23 Payment due within 31 calendar days, in case of payment within ___ calendar days, ___ % discount.

Net amount due upon receipt of invoice.

[illegible letterhead information (address, phone, fax, bank accounts]

[names of Supervisory Board and Managing Board members]

Deutsche Telekom
Siegen Office

Deutsche Telekom AG x Siegen Office x 57069 Siegen

IAT AG
Geschaftshaus Wasserschloss
Aarestrasse 17
CH-5300 Vogelsang-Turgi

Order
- Please mention in all correspondence -
1        Number:  448150062
2        Date:  December 12, 1995
3        Utilization number:  754109
4        Vendor number:  00300327

Dear Sir or Madam:
We hereby issue you an order for the services indicated below, at our terms as indicated on the reverse, and ask you to confirm this order immediately, using the enclosed form.

5        Our reference:  EKOM 4, B 1399-5
6        Your offer/price list number/contract number/date:  fax dated 11/17/95
7        Telephone:  (02 71) 7 08-0 or 23050-15
8        Dirk Muller
9        Delivery date/performance date:  December 15, 1995
10       Quality testing by:  ---
11       Delivery address/location of service to be performed:
         Deutsche Telekom AG, Siegen Office, EKOM Special Development Center Koblenzer Strasse 29
         57072 Siegen
12       Guarantee:  ___ months
13       Type of price:  ---
14       Invoice to be sent to:
         Deutsche Telekom AG
         Office
         57069 Siegen
15 Pricing, if different from General Business Conditions 5.6.1.3.1 (explanation on reverse): ---
16       Sales tax ID number, Deutsche Telekom:  DE 123476223
17       Sales tax ID number, company:  ---
18       Consecutive number:  1
19 Designation of the service, information about technical contract conditions, supplemental contract conditions, specific information:
         MFKS Version 3.X translation into English
20       Amount and units:  1 piece
21       Price per unit, in DM:  9,000.00
22       Total amount, in DM:  9,000.00

50% participation in the translation costs for MFKS including help texts and descriptions in English to obtain joint rights to the English-language version.

Scope of delivery: complete copies of the translations produced (texts, files, etc.) as well as any documentation.

Sincerely,                                  Enclosure
                                            1 order confirmation

[signature]
Dirk Muller

Transferred from page:  ---
Net end price:  9,000.00
15% sales tax:  1,350.00
Total:  10,350.00

23 Payment due within 31 calendar days, in case of payment within ___ calendar days, ___ % discount.

Net amount due upon receipt of invoice.

[illegible letterhead information (address, phone, fax, bank accounts]

[names of Supervisory Board and Managing Board members]

Deutsche Telekom
Siegen Office

Deutsche Telekom AG x Siegen Office x 57069 Siegen

IAT AG
Geschaftshaus Wasserschloss
Aarestrasse 17
CH-5300 Vogelsang-Turgi

Order
- Please mention in all correspondence -
1        Number:  448150061
2        Date:  December 12, 1995
3        Utilization number:  754113
4        Vendor number:  00300327

Dear Sir or Madam:
We hereby issue you an order for the services indicated below, at our terms as indicated on the reverse, and ask you to confirm this order immediately, using the enclosed form.

5        Our reference:  EKOM 4, B 1399-5
6        Your offer/price list number/contract number/date:  fax dated 11/17/95
7        Telephone:  (02 71) 7 08-0 or 23050-15
8        Dirk Muller
9        Delivery date/performance date:  December 15, 1995
10       Quality testing by:  ---
11       Delivery address/location of service to be performed:
         Deutsche Telekom AG, Siegen Office, EKOM Special Development Center Koblenzer Strasse 29
         57072 Siegen
12       Guarantee:  ___ months
13       Type of price:  ---
14       Invoice to be sent to:
         Deutsche Telekom AG
         Office
         57069 Siegen
15 Pricing, if different from General Business Conditions 5.6.1.3.1 (explanation on reverse): ---
16       Sales tax ID number, Deutsche Telekom:  DE 123476223
17       Sales tax ID number, company:  ---
18       Consecutive number:  1
19 Designation of the service, information about technical contract conditions, supplemental contract conditions, specific information:
         MFKS Version 3.2T
20       Amount and units:  1 piece
21       Price per unit, in DM: 200,000.00
22       Total amount, in DM: 200,000.00

Take-over of 50% of the development costs for the Version 3.2T of the MFKS in return for obtaining joint rights.

Scope of delivery:
Delivery of the completely described source code and indication of the development environment used, pursuant to offer of 11/17/95, work package 2, and according to specifications dated 12/4/95 (Version 3.2T).

Description of the compiler settings to be used, so that a complete version which is able to run can be produced at Telekom.

Delivery of the complete documentation and the handbook.
Proof of resources used by means of documentation of hours.
Partial performances 1 and 4 of work package 2: 12/15/95
Partial performances 2, 3, and 5-9 of work package 2: 2/28/96
2 partial invoices, each after delivery of the partial performances.

Sincerely,                                  Enclosure
                                            1 order confirmation
[signature]                                 [signature]
Dieter Bruck-Neufeld                        Dirk Muller

Transferred from page:  ---
Net end price:  200,000.00
15% sales tax:  30,000.00
Total:  230,000.00

23 Payment due within 31 calendar days, in case of payment within ___ calendar days, ___ % discount.

Net amount due upon receipt of invoice.

[illegible letterhead information (address, phone, fax, bank accounts]

[names of Supervisory Board and Managing Board members]

Deutsche Telekom
Siegen Office

Deutsche Telekom AG x Siegen Office x 57069 Siegen

IAT AG
Geschaftshaus Wasserschloss
Aarestrasse 17
CH-5300 Vogelsang-Turgi

Order
- Please mention in all correspondence -
1        Number:  448150060
2        Date:  December 12, 1995
3        Utilization number:  754114
4        Vendor number:  00300327

Dear Sir or Madam:
We hereby issue you an order for the services indicated below, at our terms as indicated on the reverse, and ask you to confirm this order immediately, using the enclosed form.

5        Our reference:  EKOM 4, B 1399-5
6        Your offer/price list number/contract number/date:  fax dated 11/17/95
7        Telephone:  (02 71) 7 08-0 or 23050-15
8        Dirk Muller
9        Delivery date/performance date:  December 15, 1995
10       Quality testing by:  ---
11       Delivery address/location of service to be performed:
         Deutsche Telekom AG, Siegen Office, EKOM Special Development Center Koblenzer Strasse 29
         57072 Siegen
12       Guarantee:  ___ months
13       Type of price:  ---
14       Invoice to be sent to:
         Deutsche Telekom AG
         Office
         57069 Siegen
15 Pricing, if different from General Business Conditions 5.6.1.3.1 (explanation on reverse): ---
16       Sales tax ID number, Deutsche Telekom:  DE 123476223
17       Sales tax ID number, company:  ---
18       Consecutive number:  1
19 Designation of the service, information about technical contract conditions, supplemental contract conditions, specific information:
         MFKS Version 3.1T
20       Amount and units:  1 piece
21       Price per unit, in DM: 200,000.00
22       Total amount, in DM: 200,000.00

Take-over of 50% of the development costs for the Version 3.1T of the MFKS in return for obtaining joint rights.
Scope of delivery:
Delivery of the completely described source code and indication of the development environment used, pursuant to offer of 11/17/95, work package 1, and according to specifications dated 12/4/95 (Version 3.1T).
Description of the compiler settings to be used, so that a complete version which is able to run can be produced at Telekom.

Delivery of the complete documentation and the handbook.
Proof of resources used by means of documentation of hours.

Sincerely,                                  Enclosure
                                            1 order confirmation
[signature]                                 [signature]
Dieter Bruck-Neufeld                        Dirk Muller

Transferred from page:  ---
Net end price:  200,000.00
15% sales tax:  30,000.00
Total:  230,000.00

23 Payment due within 31 calendar days, in case of payment within ___ calendar days, ___ % discount.

Net amount due upon receipt of invoice.

[illegible letterhead information (address, phone, fax, bank accounts]

[names of Supervisory Board and Managing Board members]